Exhibit 10.8

.REAFFIRMATION AND RATIFICATION AGREEMENT

September 28, 2007

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
355 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement dated as of November 30,
2005 by and between eLEC Communications Corp., a New York corporation (the “Company”), and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “November 2005 Securities Purchase Agreement”); (b)
Securities Purchase Agreement dated as of May 31, 2006 by and between the Company and
Laurus (as amended, modified or supplemented from time to time, the “May 2006 Securities
Purchase Agreement” and together with the November 2005 Securities Purchase Agreement, the “Laurus Securities Purchase Agreements” and each a “Laurus Securities Purchase
Agreement”); (c) the Subsidiary Guaranty dated as of February 8, 2005 made by Telecarrier
Services, Inc., a Delaware corporation (“Telecarrier”), Vox Communications Corp., a Delaware
corporation (“Vox”), New Rochelle Telephone Corp, a New York corporation (“New
Rochelle”), AVI Holding Corp, a Texas corporation (“AVI”) TelcoSoftware.com Corp., a
Delaware corporation (“Telco”) and Line One, Inc. a New York corporation (“Line One”, and together with Vox, AVI and Telco, the “Guarantors”) in favor of Laurus (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (d) Master Security
Agreement dated as of February 8, 2005 made by the Company, the Guarantors, Telecarrier and
New Rochelle in favor of Laurus (as amended, modified or supplemented from time to time, the
“Master Security Agreement”) and (e) Stock Pledge Agreement dated as of February 8, 2005 made by the Company, in favor of Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”) (the Securities Purchase Agreements, the Subsidiary
Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the
“Existing Laurus Agreements”).

To induce (a) Kallina Corporation (“Kallina”), Valens Offshore SPV II, LLC (“Valens”,
and collectively with Kallina, the “Purchasers”) and LV Administrative Services, LLC, as
administrative and collateral agent for the Purchasers (the “Agent”) to provide financial accommodations to the Company and enter into (i) that certain Securities Purchase Agreement dated as of the date hereof among the Company, the Purchasers, the other purchasers from time to time party thereto and the Agent (as amended, modified or supplemented from time to time, the “September 2007 Securities Purchase Agreement”) and (ii) the Related Agreements (as
defined in the September 2007 Securities Purchase Agreement, together with the September
2007 Securities Purchase Agreement, the “Valens Agreements”) and (b) Laurus to agree certain amendments to the Notes as set forth in (i) that certain Amended and Restated Secured Term

Note made by the Company in favor of Laurus in the original principal amount of $1,428,000 and (ii) that certain Third Amended and Restated Secured Term Note made by the Company in favor of Laurus in the original principal amount of $1,966,667 (collectively, the “Amended
Laurus Notes”), each of the Company and the Guarantors hereby:

a. represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the Valens Agreements, the Amended Laurus Notes and the
documents, instruments and agreements entered into in connection therewith;

b. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Laurus Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the Valens Agreements and the Amended Laurus Notes (provided that the representations and warranties made by the Company in the Existing Laurus Agreements shall be true and correct only as of the date of such agreements);

c. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Laurus
Agreements;

d. acknowledges, ratifies and confirms the grant by each of the Company and the Guarantors to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company and the Guarantors, respectively, as more specifically set forth in the Existing Laurus Agreements, as applicable (the “Security Interest Grants”) and (ii) that the Security Interest Grants secure all the Obligations (as defined in the Existing Laurus
Agreements); and

e. acknowledges and confirms that (i) the occurrence of an Event of Default under any of the Existing Laurus Agreements shall constitute an Event of Default under the
Valens Agreements and (ii) the occurrence of an Event of Default under any of the Valens
Agreements shall constitute an Event of Default under the Existing Laurus Agreements.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof. This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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In Witness Whereof, the undersigned have executed this Reaffirmation and Ratification
Agreement this 28th day of September, 2007.

eLEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302, White
Plains, NY 10602
Facsimile: 914-682-0820

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302, White
Plains, NY 10602
Facsimile: 914-682-0820

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302, White
Plains, NY 10602
Facsimile: 914-682-0820

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TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302, White
Plains, NY 10602
Facsimile: 914-682-0820

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302, White
Plains, NY 10602
Facsimile: 914-682-0820

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By: /s/ Pat Regan
Name: Pat Regan
Title: Senior Managing Director

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